UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2023

VERTIV HOLDINGS CO
Exact name of registrant as specified in its charter

Delaware	001-38518	81-2376902
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

505 N. Cleveland Ave., Westerville, Ohio 43082
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 614-888-0246

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	VRT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 24, 2023, the Delaware Court of Chancery (the “Court of Chancery”) held a hearing on the petition described below that was previously filed by Vertiv Holdings Co (the “Company”) and granted an order pursuant to Section 205 of the Delaware General Corporation Law validating and declaring effective (i) the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and (ii) the shares issued in reliance thereon, each as of the date and time of the original issuance of such shares.

As previously disclosed, on April 3, 2023, the Company filed a petition in the Court of Chancery pursuant to Section 205 of the Delaware General Corporation Law seeking validation of (i) the Certificate of Incorporation and (ii) certain shares issued under the Certificate of Incorporation. The Certificate of Incorporation was adopted and the shares were issued in connection with the Company’s initial public offering in February 2020, which was accomplished through a merger with a special purpose acquisition company (a “SPAC”).

The Company filed the petition as a result of a recent decision by the Court of Chancery (Garfield v. Boxed Inc., 2022 WL 17959766 (Del. Ch. Dec. 27, 2022), the “Garfield Decision”). This Garfield Decision held that a SPAC with a charter similar to the Company’s charter has classes of common stock, instead of series of common stock, and therefore was required to hold separate votes for each class in order to expand the number of outstanding shares issued in connection with going public by merger with a SPAC.

The Company continues to believe that its circumstances are distinct from those applicable in the Garfield Decision, and that a separate vote of the holders of the Company’s then-outstanding Class A and Class B Common Stock was not required in connection with going public. Additionally, no stockholder has provided the Company notice of any allegations or demand letters regarding the stockholder votes. However, the Company elected to file the petition as a precautionary measure to avoid any future challenges associated with the Garfield Decision.

A copy of the Court of Chancery’s order is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Order Entered by the Delaware Court of Chancery on April 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2023	Vertiv Holdings Co

/s/ Stephanie L. Gill
Name: Stephanie L. Gill
Title: Chief Legal Counsel